SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2007

OPTIONABLE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51837	52-2219407
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

95 Croton Avenue, Suite 32, Ossining, New York, 10562
 (Address of principle executive offices)

(914) 773-1100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Marc Ross, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The Company is filing this amendment to the Form 8-K filed by the Company  on February 5, 2007 (the “February 2007 Form 8-K”) to include certain information that was redacted from Exhibit 10.1 to the February 2007 Form 8-K that was the subject of a Confidential Treatment Request.  The Company has withdrawn the Confidential Treatment Request and accordingly is filing Exhibit 10.1 hereto in its entirety.

Item 1.01. Entry into a Material Definitive Agreement

Effective January 31, 2007, Optionable, Inc. (the "Company") entered into a Service and Repurchase Agreement (the "Opex Agreement") with Opex International, Inc. ("Opex") and Kevin D'Andrea ("D'Andrea"). The Company owns and operates an over-the-counter derivatives brokerage business and Opex operates a natural gas and crude oil brokerage on the floor of the New York Mercantile Exchange. The Company requires a floor broker with access to such an exchange to trade certain derivatives. The Opex Agreement represents the commencement of such a commercial relationship with Opex and is filed as Exhibit 10.1 hereto and the description of its material terms is qualified in its entirety by reference to such exhibit.

The Company owns 49% of the issued and outstanding shares of common stock of Opex and 100% of the issued and outstanding shares of its preferred stock. D'Andrea currently owns the 51% of Opex' common stock not owned by the Company and has the right to designate one director of the board of directors of Opex.

Also pursuant to the Opex Agreement, D'Andrea granted to the Company an option to purchase the entirety of such common stock for 10 years. D'Andrea agreed that for the duration of the option, he would not sell such common stock or permit it to be encumbered by a lien or security interest.

Item 1.02 Termination of a Material Definitive Agreement.

Effective January 31, 2007, the Company and Capital Energy Services LLC ("CES") terminated a Master Services Agreement between them, dated April 1, 2004 (the "CES Agreement"). The CES Agreement set forth the terms whereby the Company provided services relating to CES's natural gas and crude oil brokerage business at the New York Mercantile Exchange. As described in Item 10.1 above and incorporated by reference into this Item 10.2, effective January 31, 2007, the Company entered into an agreement with Opex International, Inc. to provide substantially similar services. The Company did not incur any early termination penalties in connection the CES Agreement's termination.

The CES Agreement was filed as Exhibit 10(ii) to the Company's Form SB-2, dated December 22, 1994, and the description of its material terms is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Service and Repurchase Agreement, dated January 31, 2007, between the Company and Opex International, Inc.

10.2
Termination Agreement, dated January 31, 2007, between the Company and Capital Energy Services, LLC. (incorporated by reference to exhibit 10.2 of the Company’s current report on Form 8-K filed with the SEC on February 5, 2007)

10.3
Master Services Agreement, dated April 1, 1994, between the Company and Capital Energy Services, LLC (incorporated by reference as Exhibit 10(ii) to Form SB-2 filed on December 22, 1994 (file no. 333-121543).

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPTIONABLE, INC.

By:	/s/ Marc-Andre Boisseau
Marc-Andre Boisseau Chief Financial Officer

Date:  March 27, 2009